EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2025 Financial Results and Declares Dividend

HONOLULU, Hawaii April 23, 2025--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2025.

“I’m pleased to report that First Hawaiian Bank started 2025 with a solid quarter. Retail deposits continued to grow, net interest income rose from the prior quarter, expenses were well managed, and credit quality remained strong,” said Bob Harrison, Chairman, President, and CEO. “Despite the current economic uncertainty, our customers can be confident in the strength of our balance sheet, our solid capital position, and our deep roots in the community, which provide the stability and reliability that define us.”

On April 22, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on May 30, 2025, to stockholders of record at the close of business on May 19, 2025.

First Quarter 2025 Highlights:

●	Net income of $59.2 million, or $0.47 per diluted share
●	Total loans and leases declined $115.2 million versus prior quarter
●	Total deposits declined $106.4 million versus prior quarter
●	Net interest margin increased 5 basis points to 3.08%
●	Recorded a $10.5 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.7 billion at March 31, 2025 versus $23.8 billion at December 31, 2024.

Gross loans and leases were $14.3 billion as of March 31, 2025, a decrease of $115.2 million, or 0.8%, from $14.4 billion as of December 31, 2024.

Total deposits were $20.2 billion as of March 31, 2025, a decrease of $106.4 million, or 0.5%, from $20.3 billion as of December 31, 2024.

Net Interest Income

Net interest income for the first quarter of 2025 was $160.5 million, an increase of $1.8 million, or 1.1%, compared to $158.8 million for the prior quarter.

The net interest margin was 3.08% in the first quarter of 2025, an increase of 5 basis points compared to 3.03% in the prior quarter.

Provision Expense

During the quarter ended March 31, 2025, we recorded a $10.5 million provision for credit losses. In the quarter ended December 31, 2024, we recorded a $0.8 million negative provision for credit losses.

Noninterest Income

Noninterest income was $50.5 million in the first quarter of 2025, an increase of $21.1 million compared to noninterest income of $29.4 million in the prior quarter. Noninterest income in the fourth quarter of 2024 included a $26.2 million loss on the sale of investment securities.

Noninterest Expense

Noninterest expense was $123.6 million in the first quarter of 2025, a decrease of $0.6 million compared to noninterest expense of $124.1 million in the prior quarter.

The efficiency ratio was 58.2% and 65.5% for the quarters ended March 31, 2025 and December 31, 2024, respectively.

Taxes

The effective tax rate was 23.0% and 18.9% for the quarters ended March 31, 2025 and December 31, 2024, respectively.

Asset Quality

The allowance for credit losses was $166.6 million, or 1.17% of total loans and leases, as of March 31, 2025, compared to $160.4 million, or 1.11% of total loans and leases, as of December 31, 2024. The reserve for unfunded commitments was $33.3 million as of March 31, 2025, compared to $32.8 million as of December 31, 2024. Net charge-offs were $3.8 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended March 31, 2025, compared to net charge-offs of $3.4 million, or 0.09% of average loans and leases on an annualized basis, for the quarter ended December 31, 2024. Total non-performing assets were $20.2 million, or 0.14% of total loans and leases and other real estate owned, on March 31, 2025, compared to total non-performing assets of $20.7 million, or 0.14% of total loans and leases and other real estate owned, on December 31, 2024.

Capital

Total stockholders' equity was $2.6 billion on March 31, 2025 and December 31, 2024.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.01%, 12.93% and 14.17%, respectively, on March 31, 2025, compared with 9.14%, 12.80% and 13.99%, respectively, on December 31, 2024.

The Company repurchased 974 thousand shares of common stock at a total cost of $25.0 million under the stock repurchase program in the first quarter. The average cost was $25.66 per share repurchased.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI13d3259b1b3b46188926f83e1bbe1316, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 12 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2025	2024	2024
Operating Results:
Net interest income	$160,526	$158,753	$154,427
Provision (benefit) for credit losses	10,500	(750)	6,300
Noninterest income	50,477	29,376	51,371
Noninterest expense	123,560	124,143	128,813
Net income	59,248	52,496	54,220
Basic earnings per share	0.47	0.41	0.42
Diluted earnings per share	0.47	0.41	0.42
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	55.32%	63.41%	61.90%
Performance Ratios(1):
Net interest margin	3.08%	3.03%	2.91%
Efficiency ratio	58.22%	65.51%	62.15%
Return on average total assets	1.01%	0.88%	0.90%
Return on average tangible assets (non-GAAP)(2)	1.05%	0.92%	0.94%
Return on average total stockholders' equity	9.09%	7.94%	8.73%
Return on average tangible stockholders' equity (non-GAAP)(2)	14.59%	12.78%	14.53%
Average Balances:
Average loans and leases	$14,309,998	$14,276,107	$14,312,563
Average earning assets	21,169,194	21,079,951	21,481,890
Average assets	23,890,459	23,795,735	24,187,207
Average deposits	20,354,040	20,249,573	20,571,930
Average stockholders' equity	2,641,978	2,629,600	2,496,840
Market Value Per Share:
Closing	24.44	25.95	21.96
High	28.28	28.80	23.12
Low	23.95	22.08	20.37

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2025	2024	2024
Balance Sheet Data:
Loans and leases	$14,293,036	$14,408,258	$14,320,208
Total assets	23,744,958	23,828,186	24,279,186
Total deposits	20,215,816	20,322,216	20,669,481
Short-term borrowings	250,000	250,000	500,000
Total stockholders' equity	2,648,852	2,617,486	2,513,761

Per Share of Common Stock:
Book value	$21.07	$20.70	$19.66
Tangible book value (non-GAAP)(2)	13.15	12.83	11.88

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.14%	0.14%	0.13%
Allowance for credit losses for loans and leases / total loans and leases	1.17%	1.11%	1.12%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.93%	12.80%	12.55%
Tier 1 Capital Ratio	12.93%	12.80%	12.55%
Total Capital Ratio	14.17%	13.99%	13.75%
Tier 1 Leverage Ratio	9.01%	9.14%	8.80%
Total stockholders' equity to total assets	11.16%	10.98%	10.35%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.27%	7.10%	6.52%

Non-Financial Data:
Number of branches	48	48	50
Number of ATMs	273	273	275
Number of Full-Time Equivalent Employees	1,995	1,997	2,065

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024
Interest income
Loans and lease financing	$192,102	$198,347	$199,844
Available-for-sale investment securities	13,150	12,767	14,546
Held-to-maturity investment securities	16,647	17,071	17,793
Other	13,251	11,977	12,769
Total interest income	235,150	240,162	244,952
Interest expense
Deposits	71,709	78,465	84,143
Short-term borrowings	2,599	2,685	5,953
Other	316	259	429
Total interest expense	74,624	81,409	90,525
Net interest income	160,526	158,753	154,427
Provision (benefit) for credit losses	10,500	(750)	6,300
Net interest income after provision (benefit) for credit losses	150,026	159,503	148,127
Noninterest income
Service charges on deposit accounts	7,535	7,968	7,546
Credit and debit card fees	14,474	14,834	16,173
Other service charges and fees	12,167	13,132	9,904
Trust and investment services income	9,370	9,449	10,354
Bank-owned life insurance	4,371	5,713	4,286
Investment securities gains (losses), net	37	(26,171)	—
Other	2,523	4,451	3,108
Total noninterest income	50,477	29,376	51,371
Noninterest expense
Salaries and employee benefits	60,104	59,003	59,262
Contracted services and professional fees	14,839	14,472	15,739
Occupancy	8,100	7,708	6,941
Equipment	13,871	14,215	13,413
Regulatory assessment and fees	3,823	3,745	8,120
Advertising and marketing	2,179	1,529	2,612
Card rewards program	7,919	7,926	8,508
Other	12,725	15,545	14,218
Total noninterest expense	123,560	124,143	128,813
Income before provision for income taxes	76,943	64,736	70,685
Provision for income taxes	17,695	12,240	16,465
Net income	$59,248	$52,496	$54,220
Basic earnings per share	$0.47	$0.41	$0.42
Diluted earnings per share	$0.47	$0.41	$0.42
Basic weighted-average outstanding shares	126,281,802	127,350,626	127,707,354
Diluted weighted-average outstanding shares	127,166,932	128,167,502	128,217,689

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands, except share amount)	2025	2024	2024
Assets
Cash and due from banks	$240,738	$258,057	$202,121
Interest-bearing deposits in other banks	1,073,841	912,133	1,072,145
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,091,034 as of March 31, 2025, $2,190,448 as of December 31, 2024 and $2,466,109 as of March 31, 2024)	1,858,428	1,926,516	2,159,338
Held-to-maturity, at amortized cost (fair value: $3,250,275 as of March 31, 2025, $3,262,509 as of December 31, 2024 and $3,470,710 as of March 31, 2024)	3,724,908	3,790,650	3,988,011
Loans held for sale	1,547	—	—
Loans and leases	14,293,036	14,408,258	14,320,208
Less: allowance for credit losses	166,612	160,393	159,836
Net loans and leases	14,126,424	14,247,865	14,160,372

Premises and equipment, net	292,576	288,530	281,181
Accrued interest receivable	78,973	79,979	85,715
Bank-owned life insurance	495,567	491,890	484,193
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	4,926	5,078	5,533
Other assets	851,538	831,996	845,085
Total assets	$23,744,958	$23,828,186	$24,279,186
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,330,265	$13,347,068	$13,620,928
Noninterest-bearing	6,885,551	6,975,148	7,048,553
Total deposits	20,215,816	20,322,216	20,669,481
Short-term borrowings	250,000	250,000	500,000
Retirement benefits payable	96,241	97,135	102,242
Other liabilities	534,049	541,349	493,702
Total liabilities	21,096,106	21,210,700	21,765,425

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,139,353 / 125,692,598 shares as of March 31, 2025, issued/outstanding: 141,748,847 / 126,422,898 shares as of December 31, 2024 and issued/outstanding: 141,687,612 / 127,841,908 shares as of March 31, 2024)	1,421	1,417	1,417
Additional paid-in capital	2,564,408	2,560,380	2,551,488
Retained earnings	960,337	934,048	858,494
Accumulated other comprehensive loss, net	(433,769)	(463,994)	(523,780)
Treasury stock (16,446,755 shares as of March 31, 2025, 15,325,949 shares as of December 31, 2024 and 13,845,704 shares as of March 31, 2024)	(443,545)	(414,365)	(373,858)
Total stockholders' equity	2,648,852	2,617,486	2,513,761
Total liabilities and stockholders' equity	$23,744,958	$23,828,186	$24,279,186

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,171.1	$12.8	4.44%	$948.9	$11.3	4.75%	$858.6	$11.6	5.45%
Available-for-Sale Investment Securities
Taxable	1,891.4	13.2	2.79	1,987.7	12.7	2.56	2,210.6	14.5	2.63
Non-Taxable	1.4	—	5.52	1.4	—	5.30	1.8	—	5.61
Held-to-Maturity Investment Securities
Taxable	3,164.0	13.6	1.72	3,224.8	13.9	1.72	3,416.4	14.6	1.71
Non-Taxable	599.0	3.7	2.51	601.7	3.9	2.56	603.4	4.0	2.65
Total Investment Securities	5,655.8	30.5	2.16	5,815.6	30.5	2.10	6,232.2	33.1	2.13
Loans Held for Sale	0.3	—	6.28	1.3	—	5.75	0.7	—	6.92
Loans and Leases(1)
Commercial and industrial	2,196.8	33.6	6.20	2,157.8	35.2	6.50	2,164.9	37.2	6.92
Commercial real estate	4,420.1	66.5	6.10	4,333.1	68.9	6.33	4,323.5	70.1	6.53
Construction	937.0	15.4	6.67	990.7	17.4	6.99	924.7	17.4	7.55
Residential:
Residential mortgage	4,150.3	40.9	3.94	4,183.5	40.8	3.90	4,264.1	42.0	3.94
Home equity line	1,149.8	13.1	4.61	1,157.1	13.3	4.55	1,172.1	12.0	4.13
Consumer	1,019.5	18.9	7.53	1,033.2	19.0	7.29	1,083.5	18.1	6.71
Lease financing	436.5	4.3	3.99	420.7	4.4	4.18	379.8	3.7	3.91
Total Loans and Leases	14,310.0	192.7	5.44	14,276.1	199.0	5.55	14,312.6	200.5	5.63
Other Earning Assets	32.0	0.4	5.48	38.1	0.7	6.73	77.8	1.2	5.90
Total Earning Assets(2)	21,169.2	236.4	4.51	21,080.0	241.5	4.56	21,481.9	246.4	4.61
Cash and Due from Banks	235.9			226.2			244.3
Other Assets	2,485.4			2,489.5			2,461.0
Total Assets	$23,890.5			$23,795.7			$24,187.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,232.5	$21.3	1.38%	$5,940.3	$21.1	1.42%	$6,059.7	$23.4	1.56%
Money Market	3,922.2	23.0	2.38	4,053.6	26.6	2.61	3,944.9	28.8	2.94
Time	3,317.1	27.4	3.36	3,362.0	30.8	3.64	3,325.3	31.9	3.86
Total Interest-Bearing Deposits	13,471.8	71.7	2.16	13,355.9	78.5	2.34	13,329.9	84.1	2.54
Other Short-Term Borrowings	250.0	2.6	4.22	250.0	2.7	4.27	500.0	6.0	4.79
Other Interest-Bearing Liabilities	27.5	0.3	4.67	25.3	0.2	4.07	33.0	0.4	5.22
Total Interest-Bearing Liabilities	13,749.3	74.6	2.20	13,631.2	81.4	2.38	13,862.9	90.5	2.63
Net Interest Income		$161.8			$160.1			$155.9
Interest Rate Spread(3)			2.31%			2.18%			1.98%
Net Interest Margin(4)			3.08%			3.03%			2.91%
Noninterest-Bearing Demand Deposits	6,882.2			6,893.7			7,242.0
Other Liabilities	617.0			641.2			585.5
Stockholders' Equity	2,642.0			2,629.6			2,496.8
Total Liabilities and Stockholders' Equity	$23,890.5			$23,795.7			$24,187.2

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.2 million, $1.4 million and $1.5 million for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2025
	Compared to December 31, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$2.3	$(0.8)	$1.5
Available-for-Sale Investment Securities
Taxable	(0.6)	1.1	0.5
Held-to-Maturity Investment Securities
Taxable	(0.3)	—	(0.3)
Non-Taxable	—	(0.2)	(0.2)
Total Investment Securities	(0.9)	0.9	—
Loans and Leases
Commercial and industrial	0.5	(2.1)	(1.6)
Commercial real estate	0.9	(3.3)	(2.4)
Construction	(1.1)	(0.9)	(2.0)
Residential:
Residential mortgage	(0.3)	0.4	0.1
Home equity line	(0.2)	—	(0.2)
Consumer	(0.4)	0.3	(0.1)
Lease financing	0.1	(0.2)	(0.1)
Total Loans and Leases	(0.5)	(5.8)	(6.3)
Other Earning Assets	(0.1)	(0.2)	(0.3)
Total Change in Interest Income	0.8	(5.9)	(5.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.9	(0.7)	0.2
Money Market	(1.0)	(2.6)	(3.6)
Time	(0.5)	(2.9)	(3.4)
Total Interest-Bearing Deposits	(0.6)	(6.2)	(6.8)
Other Short-Term Borrowings	—	(0.1)	(0.1)
Other Interest-Bearing Liabilities	—	0.1	0.1
Total Change in Interest Expense	(0.6)	(6.2)	(6.8)
Change in Net Interest Income	$1.4	$0.3	$1.7

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2025
	Compared to March 31, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.7	$(2.5)	$1.2
Available-for-Sale Investment Securities
Taxable	(2.2)	0.9	(1.3)
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.1	(1.0)
Non-Taxable	—	(0.3)	(0.3)
Total Investment Securities	(3.3)	0.7	(2.6)
Loans and Leases
Commercial and industrial	0.5	(4.1)	(3.6)
Commercial real estate	1.5	(5.1)	(3.6)
Construction	0.2	(2.2)	(2.0)
Residential:
Residential mortgage	(1.1)	—	(1.1)
Home equity line	(0.2)	1.3	1.1
Consumer	(1.2)	2.0	0.8
Lease financing	0.5	0.1	0.6
Total Loans and Leases	0.2	(8.0)	(7.8)
Other Earning Assets	(0.7)	(0.1)	(0.8)
Total Change in Interest Income	(0.1)	(9.9)	(10.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.7	(2.8)	(2.1)
Money Market	(0.2)	(5.6)	(5.8)
Time	(0.1)	(4.4)	(4.5)
Total Interest-Bearing Deposits	0.4	(12.8)	(12.4)
Other Short-Term Borrowings	(2.7)	(0.7)	(3.4)
Other Interest-Bearing Liabilities	(0.1)	—	(0.1)
Total Change in Interest Expense	(2.4)	(13.5)	(15.9)
Change in Net Interest Income	$2.3	$3.6	$5.9

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Commercial and industrial	$2,261,394	$2,247,428	$2,189,875
Commercial real estate	4,367,433	4,463,992	4,301,300
Construction	954,072	918,326	972,517
Residential:
Residential mortgage	4,129,518	4,168,154	4,242,502
Home equity line	1,144,895	1,151,739	1,165,778
Total residential	5,274,413	5,319,893	5,408,280
Consumer	998,325	1,023,969	1,054,227
Lease financing	437,399	434,650	394,009
Total loans and leases	$14,293,036	$14,408,258	$14,320,208

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Demand	$6,885,551	$6,975,148	$7,048,553
Savings	6,110,796	6,021,364	6,277,679
Money Market	3,865,203	4,027,334	4,059,204
Time	3,354,266	3,298,370	3,284,045
Total Deposits	$20,215,816	$20,322,216	$20,669,481

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$—	$329	$942
Commercial real estate	216	411	2,953
Construction	375	—	—
Total Commercial Loans	591	740	3,895
Residential Loans:
Residential mortgage	12,809	12,768	7,777
Home equity line	6,788	7,171	6,345
Total Residential Loans	19,597	19,939	14,122
Total Non-Accrual Loans and Leases	20,188	20,679	18,017
Total Non-Performing Assets	$20,188	$20,679	$18,017

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$740	$1,432	$529
Construction	—	536	606
Total Commercial Loans	740	1,968	1,135
Residential mortgage	1,008	1,317	359
Consumer	2,554	2,734	2,126
Total Accruing Loans and Leases Past Due 90 Days or More	$4,302	$6,019	$3,620

Total Loans and Leases	$14,293,036	$14,408,258	$14,320,208

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Balance at Beginning of Period	$193,240	$197,397	$192,138
Loans and Leases Charged-Off
Commercial and industrial	(1,459)	(851)	(909)
Home equity line	(14)	—	—
Consumer	(5,025)	(4,774)	(4,854)
Total Loans and Leases Charged-Off	(6,498)	(5,625)	(5,763)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	403	298	211
Commercial real estate	251	—	—
Total Commercial Loans	654	298	211
Residential Loans:
Residential mortgage	20	30	30
Home equity line	64	32	44
Total Residential Loans	84	62	74
Consumer	1,979	1,858	1,689
Total Recoveries on Loans and Leases Previously Charged-Off	2,717	2,218	1,974
Net Loans and Leases Charged-Off	(3,781)	(3,407)	(3,789)
Provision (Benefit) for Credit Losses	10,500	(750)	6,300
Balance at End of Period	$199,959	$193,240	$194,649
Components:
Allowance for Credit Losses	$166,612	$160,393	$159,836
Reserve for Unfunded Commitments	33,347	32,847	34,813
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$199,959	$193,240	$194,649
Average Loans and Leases Outstanding	$14,309,998	$14,276,107	$14,312,563
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.11%	0.09%	0.11%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.17%	1.11%	1.12%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	8.25x	7.76x	8.87x

(1)	Annualized for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$19,578	$173,435	$68,842	$172,494	$220,547	$268,053	$1,148,880	$20,009	$2,091,838
Special Mention	364	916	2,250	3,353	58	1,229	41,972	—	50,142
Substandard	—	—	—	7,948	26	1,238	24,836	—	34,048
Other (1)	8,099	12,828	7,983	6,045	2,255	2,105	46,051	—	85,366
Total Commercial and Industrial	28,041	187,179	79,075	189,840	222,886	272,625	1,261,739	20,009	2,261,394
Current period gross charge-offs	—	43	95	179	356	779	7	—	1,459

Commercial Real Estate
Risk rating:
Pass	105,358	291,863	384,491	796,202	632,631	1,889,571	100,071	7,645	4,207,832
Special Mention	—	8,979	2,235	7,483	41,397	22,702	11,747	—	94,543
Substandard	—	—	—	54,918	1,007	9,003	—	—	64,928
Other (1)	—	—	—	—	—	130	—	—	130
Total Commercial Real Estate	105,358	300,842	386,726	858,603	675,035	1,921,406	111,818	7,645	4,367,433
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	4,610	122,410	198,780	353,108	162,361	52,233	22,934	—	916,436
Special Mention	—	—	—	—	—	147	—	—	147
Other (1)	522	14,134	8,910	8,500	1,553	3,177	693	—	37,489
Total Construction	5,132	136,544	207,690	361,608	163,914	55,557	23,627	—	954,072
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	69,731	94,965	99,259	56,228	13,304	98,262	—	—	431,749
Special Mention	—	—	226	—	195	—	—	—	421
Substandard	—	4,411	526	292	—	—	—	—	5,229
Total Lease Financing	69,731	99,376	100,011	56,520	13,499	98,262	—	—	437,399
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$208,262	$723,941	$773,502	$1,466,571	$1,075,334	$2,347,850	$1,397,184	$27,654	$8,020,298
Current period gross charge-offs	$—	$43	$95	$179	$356	$779	$7	$—	$1,459

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$41,949	$161,436	$183,292	$482,310	$933,384	$1,578,605	$—	$—	$3,380,976
680 - 739	4,088	18,218	34,761	65,347	101,230	192,602	—	—	416,246
620 - 679	734	1,714	3,922	23,196	18,793	51,826	—	—	100,185
550 - 619	—	—	817	6,495	7,696	17,224	—	—	32,232
Less than 550	—	—	731	771	2,253	7,503	—	—	11,258
No Score (3)	—	13,199	6,330	16,757	9,837	50,065	—	—	96,188
Other (2)	759	8,020	11,914	16,416	14,182	37,781	3,361	—	92,433
Total Residential Mortgage	47,530	202,587	241,767	611,292	1,087,375	1,935,606	3,361	—	4,129,518
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	911,857	1,404	913,261
680 - 739	—	—	—	—	—	—	169,131	1,684	170,815
620 - 679	—	—	—	—	—	—	39,262	592	39,854
550 - 619	—	—	—	—	—	—	12,077	485	12,562
Less than 550	—	—	—	—	—	—	6,645	486	7,131
No Score (3)	—	—	—	—	—	—	1,272	—	1,272
Total Home Equity Line	—	—	—	—	—	—	1,140,244	4,651	1,144,895
Current period gross charge-offs	—	—	—	—	—	—	14	—	14

Total Residential Lending	$47,530	$202,587	$241,767	$611,292	$1,087,375	$1,935,606	$1,143,605	$4,651	$5,274,413
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$14	$—	$14

Consumer Lending
FICO:
740 and greater	32,634	80,861	58,623	73,919	37,183	15,253	93,415	112	392,000
680 - 739	19,668	66,839	41,621	38,860	18,814	9,295	84,783	515	280,395
620 - 679	6,692	31,051	16,155	17,379	8,533	6,406	50,655	793	137,664
550 - 619	596	9,333	6,584	9,663	5,434	4,471	16,458	849	53,388
Less than 550	280	3,004	4,421	5,131	3,263	2,741	5,399	508	24,747
No Score (3)	750	821	95	30	—	18	35,238	194	37,146
Other (2)	201	—	—	257	600	1,044	70,883	—	72,985
Total Consumer Lending	$60,821	$191,909	$127,499	$145,239	$73,827	$39,228	$356,831	$2,971	$998,325
Current period gross charge-offs	$—	$660	$481	$585	$270	$809	$1,883	$337	$5,025

Total Loans and Leases	$316,613	$1,118,437	$1,142,768	$2,223,102	$2,236,536	$4,322,684	$2,897,620	$35,276	$14,293,036
Current period gross charge-offs	$—	$703	$576	$764	$626	$1,588	$1,904	$337	$6,498

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of March 31, 2025, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of March 31, 2025, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Income Statement Data:
Net income	$59,248	$52,496	$54,220

Average total stockholders' equity	$2,641,978	$2,629,600	$2,496,840
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,646,486	$1,634,108	$1,501,348

Average total assets	$23,890,459	$23,795,735	$24,187,207
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$22,894,967	$22,800,243	$23,191,715

Return on average total stockholders' equity(1)	9.09%	7.94%	8.73%
Return on average tangible stockholders' equity (non-GAAP)(1)	14.59%	12.78%	14.53%

Return on average total assets(1)	1.01%	0.88%	0.90%
Return on average tangible assets (non-GAAP)(1)	1.05%	0.92%	0.94%

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024
Balance Sheet Data:
Total stockholders' equity	$2,648,852	$2,617,486	$2,513,761
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,653,360	$1,621,994	$1,518,269

Total assets	$23,744,958	$23,828,186	$24,279,186
Less: goodwill	995,492	995,492	995,492
Tangible assets	$22,749,466	$22,832,694	$23,283,694

Shares outstanding	125,692,598	126,422,898	127,841,908

Total stockholders' equity to total assets	11.16%	10.98%	10.35%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.27%	7.10%	6.52%

Book value per share	$21.07	$20.70	$19.66
Tangible book value per share (non-GAAP)	$13.15	$12.83	$11.88

(1)	Annualized for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024.